UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BLACKROCK LIQUIDITY FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLACKROCK LIQUIDITY FUNDS

100 Bellevue Parkway
Wilmington, DE 19809
Phone: 1-800-821-7432

June 15, 2006

Dear Shareholder:

The Board of Trustees of BlackRock Liquidity Funds (the "Trust") is pleased to announce a special meeting of shareholders (the "Meeting") on August 15, 2006 at 10:30 a.m. (Eastern Time) at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room, to address the issues noted below.

BlackRock, Inc. ("BlackRock"), the parent company of the Trust's adviser, and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management (the "Transaction"). The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Although BlackRock has informed the Board that it does not believe the Transaction will be an assignment of the Funds' current management agreement under the Investment Company Act of 1940, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of the current agreement. Due to this uncertainty, each Fund is submitting a new management agreement to its shareholders to prevent any potential disruption in the adviser's ability to provide services after the Transaction is completed. Each Fund's total fees for advisory services will remain the same under its new management agreement.

The Board of Trustees unanimously recommends your approval of the proposals described in the proxy statement. We value your relationship and look forward to your vote in favor of the election of Trustees and approval of the new management agreement.

  Sincerely,
  Ralph L. Schlosstein
  President

Please review the enclosed materials and complete, sign, date and return the enclosed proxy card. It is important that you return the proxy card to ensure your shares will be represented at the shareholder meeting to be held on August 15, 2006. Please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as telephone and internet voting.

BLACKROCK LIQUIDITY FUNDS

100 Bellevue Parkway
Wilmington, DE 19809

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 15, 2006

June 15, 2006

To the Shareholders of
BlackRock Liquidity Funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the funds listed below (each, a "Fund" and collectively, the "Funds") of BlackRock Liquidity Funds (the "Trust") will be held on August 15, 2006 at 10:30 a.m. (Eastern time), at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room.

The Funds of the Trust are: TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund.

The Meeting will be held for the following purposes:

1.  To approve a new management agreement between the Trust, on behalf of each Fund, and BlackRock Institutional Management Corporation; and

2.  To transact such other business as may properly come before the meeting or any adjournment thereof.

The proposals stated above are discussed in detail in the attached proxy statement. Shareholders of record as of the close of business on June 5, 2006 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Your Trustees unanimously recommend that you vote in favor of approval of the new management agreement.

Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy card or cards which are being solicited by the Trust's Board of Trustees. Also, please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as telephone and internet voting. This is important for the purpose of ensuring a quorum at the Meeting. A proxy may be revoked by any shareholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust's Secretary, or by withdrawing the proxy and voting in person at the Meeting.

  Brian P. Kindelan
  Secretary

BLACKROCK LIQUIDITY FUNDS

100 Bellevue Parkway
Wilmington, DE 19809

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board" or the "Trustees") of BlackRock Liquidity Funds (the "Trust") in connection with a special meeting ("Special Meeting") of shareholders of the Trust. The Special Meeting will be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room on August 15, 2006 at 10:30 a.m. (Eastern time). The Special Meeting and any adjournments thereof are referred to in this Proxy Statement as the "Meeting."

This Proxy Statement and accompanying proxy card or cards will first be mailed on or about June 23, 2006.

The Trust offers ten (10) investment portfolios which are each referred to herein as a "Fund" and, collectively, as the "Funds." The Funds of the Trust are: TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund.

The following proposal will be voted on at the Meeting:

Proposal	Shareholders Solicited
To approve a new management agreement between the Trust, on behalf of each Fund, and BlackRock Institutional Management Corporation (the "Management Agreement")	Each Fund of the Trust voting separately. All shareholders of each Fund of the Trust will vote together and not by share class.

Although shares of each of the Funds have been divided into multiple classes, the proposal to be presented at the Meeting, as described in this Proxy Statement, does not involve a separate vote by a single class of shares.

Only shareholders of record of the Funds at the close of business on June 5, 2006, the record date for the Meeting ("Record Date"), will be entitled to notice of and to vote at the Meeting. As of the Record Date, the number of outstanding shares of each of the Funds were as follows:

Number of Outstanding Shares

Fund	Number of Shares
TempFund	32,654,150,958
TempCash	13,069,863,029
FedFund	3,322,283,028
T-Fund	4,270,521,010
Federal Trust Fund	119,688,292
Treasury Trust Fund	1,124,499,661
MuniFund	2,710,863,421
MuniCash	1,161,738,515
California Money Fund	892,688,054
New York Money Fund	506,491,832

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person, by proxy, by telephone or by internet voting. The Funds' shares are referred to herein as "Shares."

Proxy solicitations will be made primarily by mail. The Trust's officers and employees of BlackRock Institutional Management Corporation, the investment adviser to the Funds ("BIMC" or the "Investment Adviser"), may also solicit proxies personally or by telephone or telefax. The Altman Group, Inc. has been retained to solicit proxies in connection with the Meeting for fees and expenses of approximately $45,000. Merrill Lynch & Co., Inc. ("Merrill Lynch") will bear all costs related to the proxy solicitation and shareholder meeting. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

Signed proxies received by the Trust in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Board of Trustees recommends a vote FOR approval of the Management Agreement. If no specification is made, the proxy will be voted FOR approval of the Management Agreement.

The Trust will furnish, without charge, copies of its annual and semi-annual reports to shareholders dated October 31, 2005 and April 30, 2006 (when available), respectively, to any shareholder upon request. The annual and semi-annual reports may be obtained by writing to: BlackRock Liquidity Funds, 100 Bellevue Parkway, Wilmington, DE 19809 or by calling (800) 821-7432.

INTRODUCTION

The Trust is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

At the Meeting, shareholders of the Trust are being asked to approve a new management agreement (the "Management Agreement") for the Funds to replace the current management agreement (the "Current Management Agreement") for the reasons discussed below. The Trustees believe that this proposal is in the best interests of the shareholders. The proposal is discussed in greater detail below.

PROPOSAL: APPROVAL OF NEW MANAGEMENT AGREEMENT
FOR THE FUNDS

The 1940 Act requires that a management agreement of an investment company provide for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). A sale of a controlling block of an investment adviser's voting securities generally is deemed to result in an assignment of an investment adviser's management agreement. Although BlackRock, Inc. ("BlackRock"), the parent company of BIMC, has informed the Board that it does not believe the Transaction (as defined below) will be an assignment of the Current Management Agreement under the 1940 Act, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of the Current Management Agreement. Due to this uncertainty, each Fund is submitting the new Management Agreement to its shareholders to prevent any potential disruption in BIMC's ability to provide services after the Transaction is completed. The new Management Agreement will be effective upon the closing of the Transaction or, if the Transaction is not completed, at such time as the Board of Trustees of the Trust determines.

Description of the Transaction

BlackRock and Merrill Lynch announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers ("MLIM"), to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management (the "Transaction"). Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. Merrill Lynch will have a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), which currently holds a majority interest in BlackRock, will have approximately a 34% economic and voting interest. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock's board. Completion of the Transaction is subject to various regulatory approvals, client consents, approval by BlackRock shareholders and customary conditions. The Transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

In anticipation of the Transaction, members of the Trust's Board met in person on May 10, 2006 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the Management Agreement between the Trust, with respect to each Fund, and the Investment Adviser. The 1940 Act requires that the Management Agreement be approved by the relevant Fund's shareholders in order for it to become effective with respect to that Fund. At those Board meetings, and for the reasons discussed below (see "Board Considerations" below), the Board, including a majority of the Board Members who are not "interested persons" of the Trust or the Investment Adviser as defined in the 1940 Act (the "Independent Board Members"), unanimously approved the Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Funds after the Transaction. In the event shareholders of a Fund do not approve the Management Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Section 15(f) of the 1940 Act

BlackRock and Merrill Lynch have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) in relation to any funds advised by MLIM. To the extent it is determined that the Transaction is an assignment under the 1940 Act, BlackRock and Merrill Lynch have agreed to the same conduct in relation to the BlackRock Liquidity Funds. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser of a registered fund occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company's board of directors or trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Trust currently meets this test. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

The Management Agreement

At a meeting of the Trustees held on May 10, 2006, the Trustees, including a majority of the Independent Trustees, voted to approve, and to recommend that the shareholders of each Fund approve, the Management Agreement, in the form attached to this Proxy Statement as Appendix A.

At a recent special meeting of the shareholders, held on February 3, 2006, shareholders approved the Current Management Agreement whereby the Trust's then existing advisory and administration agreements were replaced with the Current Management Agreement. Under the Current Management Agreement, BIMC provides all the services to the Funds which were previously provided by BIMC under the previous advisory agreement and by BIMC and PFPC, Inc. ("PFPC") under the previous administration agreement. Pursuant to the new Management Agreement BIMC will provide services and charge fees identical to the services provided and fees paid currently under the Current Management Agreement. If shareholders approve the Management Agreement, the Current Management Agreement will be terminated. The Trustees have determined that approving the Management Agreement for these purposes is appropriate and beneficial to the Funds.

Services Provided

Investment advisory services provided by BIMC to the Funds under the Management Agreement will be the same as those provided under the Current Management Agreement. Under the Management Agreement, BIMC, subject to the supervision of the Board of Trustees of the Trust, will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. BIMC will also determine from time to time what securities and other investments will be purchased, retained or sold by the Trust for each of its Funds. BIMC will provide the services rendered by it hereunder in accordance with the investment objective and policies of each of the Funds as stated in their respective prospectuses.

For administrative services, BIMC under the Management Agreement will: (i) assist generally in supervising the Funds' operations, including providing for (a) the preparation, supervision and mailing of purchase and redemption order confirmations to shareholders of record, (b) the operation of an automated data processing system to process purchase and redemption orders, (c) maintenance of a back-up procedure to reconstruct lost purchase and redemption data, (d) information concerning the Funds to their shareholders of record, (e) handling shareholder problems, (f) the services of employees to preserve and strengthen shareholder relations, and (g) the monitoring of arrangements pertaining to the Funds' agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds' prospectuses; (iv) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC; (v) maintain the registration of the Funds' shares for sale under state securities laws; (vi) provide for fund accounting services; and (vii) assist in the monitoring of regulatory and legislative developments which may affect the Trust, participate in counseling and assist the Trust in relation to routine regulatory examinations and investigations, and work with the Trust's counsel in connection with regulatory matters and litigation.

If shareholders approve the Management Agreement, each Fund will receive these services pursuant to the Management Agreement. The Management Agreement authorizes BIMC to engage sub-contractors to provide any or all of the services provided for under the Management Agreement. BIMC expects to engage PFPC to continue to provide sub-administration services to the Funds, but may employ another entity to do so, pursuant to a sub-administration agreement with BIMC.

Fees and Expenses

The fees payable by each Fund under the Management Agreement are identical to the Current Management Agreement. Therefore, shareholder approval of the Management Agreement will NOT result in any increase in total fees payable. Moreover, BIMC, as investment adviser and administrator, has contractually agreed, until February 28, 2007, to reduce its fees and reimburse expenses to ensure that the combined "Management Fees" and "Miscellaneous Expenses" do not exceed 0.18% of the average daily net assets of TempFund and TempCash and 0.20% of the average daily net assets of FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund. Set forth below are the advisory and administration fees, expressed in dollars and as a percentage of each Fund's average daily net assets, to which BIMC, as investment adviser, and BIMC and PFPC, as co-administrators, were entitled for the fiscal year ended October 31, 2005. The Funds would have paid these fees entirely to BIMC had the Current Management Agreement been in effect during the fiscal year ended October 31, 2005.

Fund	Management Fee Rate	Total Advisory and Administration Fees
TempFund	.350% of the first $1 billion .300% of the next $1 billion .250% of the next $1 billion .200% of the next $1 billion .195% of the next $1 billion .190% of the next $1 billion .180% of the next $1 billion .175% of the next $1 billion .170% of amounts in excess of $8 billion.	$52,458,063
TempCash	.350% of the first $1 billion .300% of the next $1 billion .250% of the next $1 billion .200% of the next $1 billion .195% of the next $1 billion .190% of the next $1 billion .185% of the next $1 billion .180% of amounts in excess of $7 billion.	$22,414,667
MuniFund	.350% of the first $1 billion .300% of the next $1 billion .250% of the next $1 billion .200% of the next $1 billion .195% of the next $1 billion .190% of the next $1 billion .185% of the next $1 billion .180% of amounts in excess of $7 billion.	$8,466,006
MuniCash	.350% of the first $1 billion .300% of the next $1 billion .250% of the next $1 billion .200% of the next $1 billion .195% of the next $1 billion .190% of the next $1 billion .185% of the next $1 billion .180% of amounts in excess of $7 billion.	$7,289,204
California Money Fund	.375% of the first $1 billion .350% of the next $1 billion .325% of the next $1 billion .300% of amounts in excess of $3 billion.	$2,327,177
New York Money Fund	.375% of the first $1 billion .350% of the next $1 billion .325% of the next $1 billion .300% of amounts in excess of $3 billion.	$1,463,474

Fund	Management Fee Rate	Total Advisory and Administration Fees
FedFund	The Management Fee is equal to Calculation A plus Calculation B.	$7,145,092
Calculation A
.175% of the first $1 billion*
.150% of the next $1 billion*
.125% of the next $1 billion*
.100% of the next $1 billion*
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
	.080% of amounts in excess of $7 billion.*
	Calculation B .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of amounts in excess of $3 billion. **
T-Fund	The Management Fee is equal to Calculation A plus Calculation B.	$9,136,138
Calculation A
.175% of the first $1 billion*
.150% of the next $1 billion*
.125% of the next $1 billion*
.100% of the next $1 billion*
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
	.080% of amounts in excess of $7 billion.*
	Calculation B .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of amounts in excess of $3 billion. **

Fund	Management Fee Rate	Total Advisory and Administration Fees
Federal Trust Fund	The Management Fee is equal to Calculation A plus Calculation B.	$299,097
Calculation A
.175% of the first $1 billion*
.150% of the next $1 billion*
.125% of the next $1 billion*
.100% of the next $1 billion*
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
	.080% of amounts in excess of $7 billion.*
	Calculation B .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of amounts in excess of $3 billion.**
Treasury Trust Fund	The Management Fee is equal to Calculation A plus Calculation B.	$3,686,465
Calculation A
.175% of the first $1 billion*
.150% of the next $1 billion*
.125% of the next $1 billion*
.100% of the next $1 billion*
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
	.080% of amounts in excess of $7 billion.*
	Calculation B .175% of the first $1 billion** .150% of the next $1 billion** .125% of the next $1 billion** .100% of amounts in excess of $3 billion.**

* Based on the combined average net assets of FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund.

** Based on the average net assets of each Fund.

Standard of Liability

Under the Current Management Agreement and the Management Agreement, BIMC is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC in the performance of its duties or from reckless disregard by it of its obligations and duties under the Management Agreement. The Management Agreement also provides that in the event BIMC uses a sub-administrator and the sub-administrator breaches the sub-administration agreement with BIMC, BIMC will use its best efforts to recover from such sub-administrator to the full extent permitted under such sub-administration agreement, and BIMC will pay to the Trust any such recovery it receives from such sub-administrator to the extent attributable to losses incurred by the Trust. BIMC has entered into a Sub-Administration Agreement ("Sub-Administration Agreement") with PFPC under which PFPC provides certain administrative services and is not liable for any loss suffered by BIMC in connection with the matters to which the Sub-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, negligence or breach of the Sub-Administration Agreement on its part in the performance of its duties under the Sub-Administration Agreement. The Sub-Administration Agreement does not require shareholder approval.

Under the Sub-Administration Agreement, BIMC and PFPC are not liable for any loss suffered by BIMC in connection with the matters to which the Sub-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, negligence or breach of the Sub-Administration Agreement on their part in the performance of their duties under the Sub-Administration Agreement.

Term and Termination

The term and termination provisions of the Management Agreement will be the same as those provisions in the Current Management Agreement. The Management Agreement will become effective with respect to a Fund upon such date as the Trust and BIMC agree, following approval of the Management Agreement by shareholders of such Fund. Unless sooner terminated, the Management Agreement will continue with respect to such Fund until March 31, 2008. Thereafter, if not terminated, the Management Agreement will continue with respect to a Fund for successive annual periods ending on March 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, provided, however, that the Management Agreement may be terminated with respect to a Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Fund, on 60 days' written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days' written notice to the Trust. The Management Agreement will immediately terminate in the event of its assignment.

Board Considerations

The Management Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party (as such term is defined in the 1940 Act), at an in-person meeting of the Board held on May 10, 2006. In determining to approve the Management Agreement, the Trustees met with the relevant investment advisory personnel from BIMC and considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The Board received materials in advance of the meeting relating to its consideration of the Management Agreement for each Fund, including, among other things: (i) fees and expense ratios of each Fund in comparison to the fees and expense ratios of a peer group of funds; (ii) information on the investment performance of each Fund in comparison to the investment performance of a peer group of funds; (iii) information with respect to profitability of BlackRock and PNC Bank-affiliated companies with respect to each Fund for the years ended December 31, 2004 and 2005, including details regarding the methodology used to calculate profitability; (iv) information regarding fees paid to service providers that are affiliates of BIMC; and (v) information regarding compliance records and regulatory matters relating to BIMC. In addition, the Board reviewed a memorandum from its independent counsel on the Board's obligations in considering approval of the Management Agreement. The information reviewed was responsive to requests by the Board's independent counsel for information to assist the Board in its considerations. The topics discussed below were considered separately by the Independent Trustees in an executive session, during which independent counsel provided guidance to the Independent Trustees.

Fees and Expenses.  In approving the Management Agreement, the Independent Trustees considered that the fees payable by the Funds under the Management Agreement are identical to the fees payable under the Current Management Agreement and, as with the Current Management Agreement, the Board concluded that the fees to be paid pursuant to the Management Agreement were fair and reasonable in light of the services provided.

Nature, Extent and Quality of Services.  The Independent Trustees considered that the services to be provided under the Management Agreement are those currently provided under the Current Management Agreement. The Trustees received information concerning the investment philosophy and investment process used by BIMC in managing the Funds. In connection with this, the Trustees considered BIMC's in-house research capabilities as well as other resources. The Trustees concluded that the scope of BIMC's services to be provided to the Funds was consistent with the Funds' operational requirements.

The Trustees also considered the quality of the services provided by BIMC to the Funds. The Trustees evaluated the procedures of BIMC designed to fulfill its fiduciary duty to the Funds with respect to possible conflicts of interest.

The Trustees also considered information relating to the education, experience and number of investment professionals and other personnel who provide services under the Management Agreement. In addition, the Trustees took into account the time and attention devoted by senior management of BIMC to the Funds. Finally, the Trustees considered the business reputation of BlackRock and its financial resources and concluded that BIMC would be able to meet any reasonably foreseeable obligation under the Management Agreement.

Fund Performance.  The Board of Trustees, including the Independent Trustees, received and considered information about the investment performance of the Dollar Shares and Institutional Shares of each Fund, as well as the performance of funds with the same investment classification and objective ("performance universe"). The funds included within each Fund's performance universe were selected by Lipper.

The Board was provided with performance data for the Institutional and Dollar Shares of each Fund over the one, two, three, four, five and ten year periods ended March 31, 2006, as compared to performance of the performance universe.

The Board reviewed the performance of the Institutional Shares and Dollar Shares of each Fund over the one, two, three, four, five and ten year periods ended March 31, 2006 as compared to performance of the relevant peer universe of funds identified by Lipper. The Trustees noted that of the 21 classes of the Funds that were included in the Lipper performance universe, 14 classes had performed at or above their respective performance universe median during at least two of the following periods: the one year, three years or five years ended March 31, 2006. Six classes performed below their respective performance universe median during at least two of those periods by no more than 0.22%. These six share classes were the Dollar Shares of TempFund, FedFund, Federal Trust Fund, Treasury Trust Fund, MuniFund and MuniCash. One share class, FedFund Cash Reserve Shares, performed below its performance universe median for the year ended March 31, 2006 by .04%. FedFund Cash Reserve Shares commenced operations on April 1, 2003 and did not have performance history for three years or longer periods as of March 31, 2006.

The Trustees discussed other factors relevant to the performance of the Funds and concluded that each Fund's performance is generally competitive with that of its Lipper performance universe.

Profitability.  The Board of Trustees, including the Independent Trustees, considered the level of BIMC's and its affiliates' profits in respect of their relationship with the Funds, including the cost of services provided by BIMC. This consideration included a broad review of BIMC's methodology in allocating its costs to the management of a Fund. The Board of Trustees considered the profits realized by BIMC and its affiliates in connection with the operation of each Fund. The Board of Trustees, including the Independent Trustees, also considered BIMC's profit margins and related industry data. The Board concluded that BIMC's profit is a reasonable profit for the services provided to the Funds.

Other Benefits to the Investment Adviser.  The Board of Trustees, including the Independent Trustees, also took into account not only the proposed management fees to be payable by the Funds, but also potential benefits to BIMC, such as the engagement of affiliates of BIMC as service providers to the Funds, including for sub-administrative, transfer agency and custodial services.

No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund to approve the recommendation to shareholders of the proposed Management Agreement, including the fees to be charged for services thereunder.

Information on BIMC

BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned, indirect subsidiary of BlackRock, one of the largest publicly traded investment management firms in the United States with $463 billion of assets under management as of March 31, 2006. Following the Transaction, BlackRock expects to have approximately $1 trillion of assets under management. BlackRock is a majority-owned, indirect subsidiary of PNC, one of the largest diversified financial services companies in the United States. BlackRock Advisors, Inc. with offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 is the immediate parent of BIMC and owns 100% of BIMC's stock.

The names, addresses and principal occupations of the principal executive officer and directors of BIMC are as follows:

Name And Address*	Position With BIMC	Principal Occupation
Paul L. Audet	Director	Managing Director, BlackRock, Inc., Head, Cash Management and Regional Chief Operating Officer, Delaware Office, BlackRock, Inc.

Laurence J. Carolan	Managing Director and Director	Managing Director, BIMC

Laurence D. Fink	Chief Executive Officer	Chief Executive Officer , BlackRock, Inc.

Robert S. Kapito	Vice Chairman and Director	Vice Chairman of BlackRock, Inc.

Kevin M. Klingert	Managing Director and Director	Managing Director, BIMC

John P. Moran	Managing Director, Treasurer and Director	Managing Director and Treasurer, BIMC

Ralph L. Schlosstein	President and Director	President and Director, BlackRock, Inc.; Trustee: Visiting Board of Overseers of John F. Kennedy School of Government of Harvard University; Financial Institutions Center of The Wharton School of the University of Pennsylvania; American Museum of Natural History; Trinity School; New Visions for Public Education; The Public Theater; The James Beard Foundation; Board of Advisors, Marujupu LLC.

Mark G. Steinberg	Managing Director and Director	Managing Director, BIMC

*The address for these individuals is 100 Bellevue Parkway, Wilmington, Delaware 19809.

Other Advisory Clients

BIMC also acts as investment adviser and/or sub-adviser to various other registered investment companies. The table below sets forth certain information with respect to such investment portfolios which have similar investment objectives to the Funds. The management fee rates shown do not include any administration fees payable by the investment companies.

Name of Fund	Net Assets As of May 31, 2006	Annual Rates of Management Fees as a Percentage of Net Assets
First Funds
Cash Reserve Portfolio	$71,201,945	0.08% of first $500 million 0.06% of next $500 million 0.05% of net assets over $1 billion
U.S. Government Money Market Portfolio	$125,106,324	0.08% of first $500 million 0.06% of next $500 million 0.05% of net assets over $1 billion
Municipal Money Market Portfolio	$53,530,752	0.08% of first $500 million 0.06% of next $500 million 0.05% of net assets over $1 billion
Plan Investment Fund
Money Market Portfolio[1]	$176,819,600	0.20% of first $250 million 0.15% of next $250 million 0.12% of next $250 million 0.10% of next $250 million 0.08% of net assets over $1 billion
Government/Repo Portfolio[1]	$950,647,866	0.20% of first $250 million 0.15% of next $250 million 0.12% of next $250 million 0.10% of next $250 million 0.08% of net assets over $1 billion
The RBB Fund, Inc.
Money Market Portfolio[1]	$261,565,964	0.45% of first $250 million 0.40% of next $250 million 0.35% of net assets over $500 million
BlackRock Funds
Money Market Portfolio[1]	$1,493,658,765	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
U.S. Treasury Money Market Portfolio[1]	$479,384,905	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
Municipal Money Market Portfolio[1]	$325,107,436	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion

Name of Fund	Net Assets As of May 31, 2006	Annual Rates of Management Fees as a Percentage of Net Assets
New Jersey Municipal Money Market Portfolio[1]	$179,019,250	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
North Carolina Municipal Money Markey Porfolio[1]	$68,479,191	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
Ohio Municipal Money Market Portfolio[1]	$134,441,612	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
Pennsylvania Municipal Money Market Portfolio[1]	$566,968,263	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
Virginia Municipal Money Market Portfolio[1]	$30,593,653	0.450% of first $1 billion 0.400% of next $1 billion 0.375% of next $1 billion 0.350% of net assets over $3 billion
GuideStone Funds
Money Market Fund	$847,207,642	0.065% of net assets
Metropolitan Series Fund, Inc. BlackRock Money Market Portfolio	$1,195,936,744	0.08% of first $500 million 0.07% of next $500 million 0.06% of net assets over $1 billion

1  BIMC has fee waiver and/or expense reimbursement arrangements with these funds. The management fee rates shown do not reflect the effect of these fee waivers or expense reimbursement arrangements.

Services to the Funds by Affiliated Parties

PFPC serves as transfer agent, registrar, and dividend disbursing agent to each Fund pursuant to a Transfer Agency Services Agreement. For transfer agency and dividend disbursing services, each Fund pays PFPC: (i) an annual base fee of $1.75 million for the Funds' first 40 classes plus $50,000 for each additional class beyond the first 40; (ii) account fees of $18.00 to open an account and $3.60 to close an account; (iii) transaction charges of $2.00/transaction for purchases/redemption/transfer/maintenance, $0.40 for an electronic ($5.00 for paper) new account opening, and $4.00/wire; (iv) FundServ/Networking fees of $0.25/transaction and a $10.00 monthly mutual fund profile service per Fund/class; (v) a $300.00 monthly fee for providing electronic monthly statement information; and (vi) reimbursement for certain out-of-pocket and shareholder expenses and certain miscellaneous charges. In addition, each Fund reimburses PFPC for out-of-pocket expenses related to such services. During the fiscal year ended October 31, 2005, TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund paid PFPC transfer agent fees and expenses in the amounts of $1,827,423, $542,867, $200,494, $265,886, $20,496, $122,147, $214,279, $147,471, $68,179, and $49,790, respectively.

Prior to February 21, 2006, BIMC and PFPC served as co-administrators to the Funds under an Administration Agreement. During the fiscal year ended October 31, 2005, BIMC and PFPC were entitled to receive administration fees from TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund in the amounts of $29,534,155, $11,674,874, $4,093,218, $5,070,052, $181,163, $2,200,655, $4,233,003, $3,644,602, $1,086,016 and $682,955, respectively. Of these amounts, BIMC and/or PFPC waived administration fees for TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund in the amounts of $3,754,119, $3,088,394, $1,253,286, $1,393,985, $92,896, $715,368 $1,825,099, $1,609,135, $646,170 and $419,516, respectively. Effective February 21, 2006, BIMC provides administration services to the Funds under the Current Management Agreement.

BlackRock Distributors, Inc. ("BDI") serves as the distributor of the Trust's shares. BDI, a wholly-owned subsidiary of PFPC Distributors, Inc., is a Delaware corporation and has its principal business address at 760 Moore Road, King of Prussia, PA 19406. BIMC is an affiliate of PFPC Distributors, Inc. and BDI. No compensation is payable by the Trust to the distributor for its distribution services.

Pursuant to a Custodian Agreement, PFPC Trust Company, an affiliate of BIMC, serves as each Fund's custodian, holding each Fund's portfolio securities, cash and other property. Under the Custodian Agreement, each Fund pays PFPC Trust Company an annual fee equal to .006% for each Fund's first $10 billion of average gross assets; .0055% of each Fund's next $10 billion of average gross assets; and .005% of each Fund's average gross assets over $20 billion. In addition, each Fund pays the custodian certain types of transaction charges, and reimburses the custodian for out-of-pocket expenses, foreign custody fees and certain miscellaneous expenses incurred on behalf of the Fund. Pursuant to the Trust's operating procedures, custodian fees may be reduced by amounts calculated on uninvested cash balances ("custody credits"). For the year ended October 31, 2005, custody credits earned were as follows: $5,718 with respect to FedFund; $74,551 with respect to T-Fund; $24 with respect to Federal Trust Fund; $145,508 with respect to MuniFund; $125,624 with respect to MuniCash; $21,723 with respect to California Money Fund; and $7,857 with respect to New York Money Fund. During the fiscal year ended October 31, 2005, TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund paid PFPC Trust Company custodian expenses in the amounts of $1,755,697, $718,761, $164,628, $221,199, $8,967, $86,046, $195,922, $180,960, $37,147, and $23,608, respectively.

Affiliates of BIMC may also receive fees under the (1) "Shareholder Service Plan" applicable to each of the Administration, Cash Management, Cash Plus, Cash Reserve and Dollar Shares; (2) the "Cash Plus Shares Distribution Plan" for the Cash Plus Shares; and (3) "Distribution and Services Plan" for the Plus Shares, which have been adopted by the Trust's Board of Trustees pursuant to applicable rules and regulations of the SEC. The following chart provides information with respect to the fees paid to service organizations that are affiliates of BIMC pursuant to those plans during the fiscal year ended October 31, 2005.

Fund/Share Class	Fees to Affiliates*
TempFund / Dollar	$8,257,065
TempFund / Cash Reserve	$0
TempFund / Cash Management	$0
TempFund / Administration	$1,263,534
TempCash / Dollar	$865,150
TempCash / Administration	$0
FedFund / Dollar	$966,489
FedFund / Cash Reserve	$0
FedFund / Administration	$17,942
T-Fund / Dollar	$442,291
T-Fund / Cash Management	$0
T-Fund / Administration	$1,778
Federal Trust / Dollar	$0
Treasury Trust / Dollar	$150,933
Treasury Trust / Cash Management	$0
Treasury Trust / Administration	$161,310

Fund/Share Class	Fees to Affiliates*
MuniFund / Dollar	$120,141
MuniFund / Cash Management	$0
MuniFund / Administration	$524,956
MuniCash / Dollar	$117,261
California Money Fund / Dollar	$0
California Money Fund / Cash Management	$0
California Money Fund / Administration	$3,466
New York Money Fund / Dollar	$10,398
New York Money Fund / Cash Administration	$18,624

*  Share classes that had no shares outstanding as of October 31, 2005 and thus paid no fees to Service Organizations have been excluded from the chart.

Services under the foregoing plans will not be affected by the approval of the Management Agreement.

The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders vote "FOR" the approval of the Management Agreement.

OTHER MATTERS

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon according to their best judgment in the interests of the Trust and its shareholders.

VOTING INFORMATION

One-third of the Shares entitled to vote in person or by proxy on a particular matter shall constitute a quorum for the transaction of business at the Meeting with respect to that matter. Any lesser number shall be sufficient for adjournments. In the event that a quorum of the Fund for purpose of the Proposal is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote all shares they are entitled to vote (including shares that have voted against the Proposal) for any proposal to adjourn if they believe the adjournment is reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. Any adjourned session or sessions may be held without further notice. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

A majority of the Shares voted in person or by proxy on a particular matter at a meeting at which a quorum is present shall decide any questions with respect to that matter and a plurality shall elect a Trustee. A "majority of the outstanding shares" of a Fund means, with respect to the approval of the Management Agreement, the lesser of (1) 67% of that Fund's Shares (irrespective of class) represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class). For purposes of determining the affirmative vote of a "majority of the outstanding shares," an abstention or the failure to vote, including a broker non-vote, will be the equivalent of voting against a proposal.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy.

ADDITIONAL INFORMATION

Administrator

BIMC currently serves as the Trust's administrator.

Distributor

BDI serves as distributor for each Fund. BDI is located at 760 Moore Road, King of Prussia, PA 19406.

Beneficial Owners of the Trust

The beneficial owners of more than 5% of the outstanding shares of any class of the Funds as of the Record Date are as follows:

Fund/ Class	Name and Address of Owner	Number of Shares	Percentage of Share Class
TempFund/ Institutional Shares	Bank Of New York 111 Sanders Creek Parkway East Syracuse, NY 13057	2,225,606,229.52	9%

	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	2,292,428,898.38	10%

	PNC Bank 620 Liberty Avenue Pittsburgh, PA 15265	1,542,591,733.43	6%

TempFund/ Administration Shares	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	1,331,973,214.65	77%

	Deutsche Bank 60 Wall Street New York, NY 10005	302,052,031.80	17%

	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	81,801,969.24	5%

TempFund/ Bear Stearns Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	773,467,219.51	100%

TempFund/ Cash Management Shares	Marshall & Ilsley Trust Co. 11270 W. Park Place, Suite 400 Milwaukee, WI 53224	102,155,020.37	30%

	GE Financial Trust Company 3200 N. Central Avenue, 6th Floor Phoenix, AZ 85012	135,781,336.24	40%

	Capital Trust Company 2711 Centerville Road Ste. 210 Wilmington, DE 19808	94,006,732.25	27%

Fund/ Class	Name and Address of Owner	Number of Shares	Percentage of Share Class
TempFund/ Cash Reserve Shares	Deutsche Bank 60 Wall Street New York, NY 10005	15,442,787.37	26%

	Reliance Trust Company 1100 Abernathy Road, Ste. 4 Atlanta, GA 30328	39,673,430.68	66%

	Deutsche Bank 60 Wall Street New York, NY 10005	3,558,081.49	6%

TempFund/ Dollar Shares	PNC Bank 620 Liberty Avenue Pittsburgh, PA 15265	3,096,083,205.42	76%

	Bank Of New York 111 Sanders Creek Parkway East Syracuse, NY 13057	385,451,191.64	9%

TempFund/ Premier Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	368,631,914.92	100%

TempFund/ Premier Choice Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	23,326,206.31	100%

TempFund/ Private Client Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	1,304,939,227.95	100%

TempCash/ Institutional Shares	Salomon Smith Barney 333 West 34th Street, 7th Floor New York, NY 10001	2,505,531,425.17	20%

	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	1,201,872,511.52	10%

	Sprint Corporation 2001 Edmund Halley Drive Reston, VA 20191	1,277,319,700.51	10%

	State Of Washington One Enterprise Drive Quincy, MA 21710	643,137,652.94	5%

TempCash/ Admininstration Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	23,160,478.51	100%

Fund/ Class	Name and Address of Owner	Number of Shares	Percentage of Share Class
TempCash/ Dollar Shares	Hilliard Lyons 501 Hilliard Lyons Center Louisville, KY 40202	480,597,377.81	68%

	SAFECO 4634 154th Place, NE Redmond, WA 98052	115,234,904.36	16%

	BPIF NSCC Omnibus Account 760 Moore Road King of Prussia, PA 19406	34,887,927.59	5%

FedFund/ Institutional Shares	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	519,073,411.29	22%

	Allegheny Energy Supply 800 Cabin Hill Drive Greensburg, PA 15601	221,057,823.11	9%

	PNC Bank 620 Liberty Avenue Pittsburgh, PA 15265	247,902,042.11	10%

	ATI Funding Corporation 801 West Street, 2nd Floor Wilmington, DE 19801	155,997,359.60	6%

	Schering Corporation One Giralda Farms Madison, NJ 79400	110,228,523.34	5%

	Pittsburgh Corning Corporation 800 Presque Isle Drive Pittsburgh, PA 15239	115,854,931.30	5%

	State Street Bank & Trust Co. 1 Enterprise Drive Quincy, MA 02171	157,002,735.97	7%

FedFund/ Administration Shares	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	67,914,017.37	100%

FedFund/ Bear Stearns Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	52,456,329.98	100%

FedFund/ Cash Reserve Shares	Forward Funds Inc.. 433 California Street, Ste.1 San Francisco, CA 94104	1,990,694.66	100%

Fund/ Class	Name and Address of Owner	Number of Shares	Percentage of Share Class
FedFund/ Dollar	PNC Bank 620 Liberty Avenue Pittsburgh, PA 15265	363,284,282.05	79%

	Capital Trust Company of Delaware 2711 Centerville Road Ste. 210 Wilmington, DE 19808	41,061,679.60	9%

	PNC Bank 620 Liberty Avenue Pittsburgh, PA 15265	53,517,454.76	12%

FedFund/ Premier Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	57,425,396.12	100%

FedFund/ Premier Choice Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	2,219.29	100%

FedFund/ Private Client Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	270,422,322.67	100%

MuniFund/ Institutional Shares	Alltel Corporation Inc. One Allied Drive Little Rock, AR 72202	181,215,558.16	12%

	San Diego County 1600 Pacific Coast Highway San Diego, CA 92101	123,500,000.00	8%

	Wells Fargo Bank 707 Wilshire Blvd. 17th Floor Los Angeles, CA 90017	82,731,406.85	5%

	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	279,819,791.10	18%

	Union Bank P.O. Box 85484 San Diego, CA 92186	82,421,513.09	5%

MuniFund/ Administration Shares	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	541,662,807.73	99%

MuniFund/ Bear Stearns Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	18,208,120.62	100%

MuniFund/ Cash Management Shares	Marshall & Ilsley Trust Co. 11270 W. Park Place, Suite 400 Milwaukee, WI 53224	37,415,361.23	79%

	GE Financial Trust Company 3200 N. Central Avenue, 6th Floor Phoenix, AZ 85012	9,668,676.34	20%

Fund/ Class	Name and Address of Owner	Number of Shares	Percentage of Share Class
MuniFund/ Dollar Shares	PNC Bank 620 Liberty Avenue Pittsburgh, PA 15265	61,187,508.17	60%

	Broadway National Bank P. O. Box 17001 San Antonio, TX 78217	29,989,120.44	29%

	Deutsche Bank 60 Wall Street New York, NY 10005	6,665,444.63	7%

MuniFund/ Premier Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	177,659,459.17	100%

MuniFund/ Premier Choice Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	2,253.34	100%

MuniFund/ Private Client Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	268,113,748.91	100%

MuniCash/ Institutional Shares	BlackRock Financial Management 40 East 52nd Street New York, NY 10022	215,638,485.61	20%

	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	260,391,264.91	24%

	Patterson Dental Company 1031 Mendota Heights Road St. Paul, MN 55120	89,000,000.00	8%

	Comcast Cable Funding I Inc. 1201 Market Street, Ste. 1 Wilmington, DE 19801	87,182,660.82	8%

	City National Bank 12555 W. Jefferson Blvd. Los Angeles, CA 90066	75,000,000.00	7%

	Publix Supermarkets Inc. P. O. Box 32018 Lakeland, FL 33802	57,350,000.00	5%

MuniCash/ Dollar Shares	Hilliard Lyons 501 Hilliard Lyons Center Louisville, KY 40202	34,294,493.06	58%

	First Westroads Bank 15750 West Dodge Road Omaha, NE 68118	15,288,016.38	26%

	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	6,762,926.55	12%

Fund/ Class	Name and Address of Owner	Number of Shares	Percentage of Share Class
California Money Fund/ Institutional Shares	United California Bank P. O. Box 60078 Los Angeles, CA 90060	70,463,914.26	11%

	U.S. Trust Company Of New York 499 Washington Blvd. Jersey City, NJ 07310	79,292,605.00	12%

	First American Trust Company 5 First American Way Santa Ana, CA 92707	47,158,253.74	7%

	The Whittier Trust Company 1600 Huntington Drive South Pasadena, CA 91030	49,608,901.03	8%

	Santa Barbara Bank & Trust P. O. Box 2340 Santa Barbara, CA 93120	34,746,502.50	5%

	Turtle & Co. P. O. Box 5489 Boston, MA 02206	126,330,605.92	20%

	Union Bank P. O. Box 85602 San Diego, CA 92186	40,632,680.84	6%

California Money Fund/ Administration Shares	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	4,703,152.01	100%

California Money Fund/ Bear Stearns Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	28,724,495.76	100%

California Money Fund/ Cash Management Shares	GE Financial Trust Company 3200 N. Central Avenue, 6th Floor Phoenix, AZ 85012	237,711.26	100%

California Money Fund/ Dollar Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	18,196,323.66	39%

	Santa Barbara Bank & Trust P. O. Box 2340 Santa Barbara, CA 93120	28,792,742.15	61%

California Money Fund/ Premier Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	14,404,947.29	100%

California Money Fund/ Premier Choice Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	2,196.12	100%

California Money Fund/ Private Client Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	158,187,939.10	100%

Fund/ Class	Name and Address of Owner	Number of Shares	Percentage of Share Class
New York Money Fund/ Institutional Shares	GFI Group Inc. 100 Wall Street New York, NY 10005	45,734,306.15	15%

	CT Trust Services 80 West Street, Ste. 201 Rutland, VT 05701	14,607,616.94	5%

	HSBC Bank USA One Hanson Place Brooklyn, NY 11243	14,349,556.11	5%

	Banc One P. O. Box 711234 Columbus, OH 43271	44,732,942.80	14%

	Bank Of America 411 North Akard Street Dallas, TX 75201	69,185,614.12	22%

	SEI Trust Company One Freedom Valley Drive Oaks, PA 19456	31,385,391.81	10%

	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	30,139,155.38	10%

New York Money Fund/ Administration Shares	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	17,684,598.98	100%

New York Money Fund/ Bear Stearns Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	3,835,351.71	100%

New York Money Fund/ Cash Management Shares	City National Bank 400 North Roxbury Dr. Beverly Hills, CA 90210	7,102,914.93	100%

New York Money Fund/ Dollar Shares	Hilliard Lyons 501 Hilliard Lyons Center Louisville, KY 40202	3,292,760.25	60%

	Goldman Sachs Global Cash 71 South Wacker Drive, Ste. 500 Chicago, IL 60606	1,843,738.40	34%

New York Money Fund/ Premier Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	6,036,341.10	100%

New York Money Fund/ Premier Choice Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	2,195.78	100%

New York Money Fund/ Private Client Shares	Bear Stearns Securities Corporation One MetroTech Center North Brooklyn, NY 11201	153,526,119.01	100%

Fund/ Class	Name and Address of Owner	Number of Shares	Percentage of Share Class
T-Fund/ Institutional Shares	Union Bank P. O. Box 85602 San Diego, CA 92186	1,572,569,538.41	58%

	KPMG Peat Marwick 3 Chestnut Ridge Road Montvale, NJ 07645	152,000,000.00	6%

T-Fund/ Administration Shares	Deutsche Bank 60 Wall Street New York, NY 10005	13,658,096.21	72%

	PNC Bank 249 Fifth Avenue Pittsburgh, PA 15222	5,000,000.00	26%

T-Fund/ Cash Management Shares	Union Bank P. O. Box 85602 San Diego, CA 92186	255,633,592.03	98%

T-Fund/ Dollar Shares	UBS Securities, LLC 677 Washington Blvd. Stamford, CT 06901	152,887,448.68	12%

	Bank Of New York 111 Sanders Creek Parkway East Syracuse, NY 13057	745,128,196.00	58%

	PNC Bank 620 Liberty Avenue Pittsburgh, PA 15265	150,171,747.72	12%

Federal Trust Fund/ Institutional Shares	Allegheny County Airport P. O. Box 12370 Pittsburgh, PA 15231	41,176,106.74	56%

	Elk Partners 655 Madison Ave, 8th Floor New York, NY 10021	13,562,540.19	19%

	Park West Bank & Trust Co. 229 Park Avenue W. Springfield, MA 01089	5,429,217.97	7%

	County Of Montgomery Treasurer's Office Courthouse Norristown, PA 19404	5,220,540.99	7%

Federal Trust Fund/ Dollar Shares	Santa Barbara Bank & Trust P. O. Box 2340 Santa Barbara, CA 93120	45,624,539.54	98%

Fund/ Class	Name and Address of Owner	Number of Shares	Percentage of Share Class
Treasury Trust Fund/ Institutional Shares	KPMG Peat Marwick One Wall Street New York, NY 10086	70,154,882.27	9%

	Union Bank P. O. Box 85602 San Diego, CA 92186	64,306,524.45	8%

	Pioneer Trust Bank NA P. O. Box 2305 Salem, OR 97308	61,559,712.76	8%

	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	45,645,514.73	6%

	United States Fire Insurance Company 305 Madison Ave. Morristown, NJ 07960	38,767,407.84	5%

	Odyssey America Reinsurance 300 First Stamford Place Stamford, CT 06902	66,095,774.70	9%

	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	35,586,135.75	5%

Treasury Trust Fund/ Administration Shares	PNC Bank 8800 Tinicum Blvd. Philadelphia, PA 19153	136,185,648.97	100%

Treasury Trust Fund/ Cash Management Shares	Marshall & Ilsley Trust Co. 11270 W. Park Place, Suite 400 Milwaukee, WI 53224	17,281,014.95	100%

	Barrington Bank & Trust Co. N.A. 201 S. Hough St. Barrington, IL 60010	3,967,348.06	19%

Treasury Trust Fund/ Dollar Shares	Deutsche Bank 210 W. 10th Street Kansas City, MO 64105	126,588,055.88	67%

	PNC Bank 620 Liberty Avenue Pittsburgh, PA 15265	43,338,180.51	23%

	JP Morgan Chase 14201 Dallas Parkway 10th Floor Dallas, TX 75234	9,355,375.33	5%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company.

Shares Held of Record by Affiliates of BIMC

At the Record Date, BIMC and/or its affiliates held of record approximately the percentage of outstanding shares of the Funds in a fiduciary capacity or as custodian for its customers as shown below.

Fund	% Held in a Fiduciary Capacity or as Custodian
California Money Fund	1.90%
Federal Trust Fund	1.15%
FedFund	39.6%
MuniCash	27.6%
MuniFund	33.1%
New York Money Fund	10.9%
TempCash Fund	14.9%
TempFund	28.4%
T-Fund	7.31%
Treasury Trust Fund	25.5%

BIMC or its affiliates intend to vote shares of beneficial interest in the Funds over which it has investment discretion "FOR" each of the proposals.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH BOARD

The Trust's Board will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust's principal business address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Investment Adviser maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Investment Adviser responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

SHAREHOLDER PROPOSALS

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Trust at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Dated: June 15, 2006

Shareholders who do not expect to be present at the Meeting and who wish to have their Shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. Please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as telephone and internet voting.

Appendix A

FORM OF MANAGEMENT AGREEMENT

AGREEMENT made as of , 200 between BlackRock Liquidity Funds, a Delaware statutory trust (the "Company"), and BlackRock Institutional Management Corporation ("BlackRock"), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

WITNESSETH:

WHEREAS, the Company is registered with the Securities and Exchange Commission (the "Commission") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Company retains and desires to continue to retain BlackRock to provide investment advisory, administration and accounting services as set forth herein for each class of units of beneficial interest ("shares") in each of the Company's investment portfolios (individually, a "Fund," and collectively, the "Funds") as listed on Appendix A hereto (as such Appendix may, from time to time, be supplemented (or amended)), and BlackRock is willing to furnish such investment advisory, administration and accounting services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

1.  Appointment.

a.  The Company hereby appoints BlackRock to provide the investment advisory ("Advisory Services"), administration and accounting services (such administration and accounting services sometimes collectively herein referred to as "Administration Services") as specified below, on the terms and for the periods set forth in this Agreement. BlackRock accepts such appointment and agrees to perform the services and duties herein set forth below that have been designated to it in return for the compensation herein provided.

b.  In the event that the Company establishes one or more portfolios other than the Funds with respect to which it desires to retain BlackRock to provide investment advisory, administration and accounting services, the Company shall notify BlackRock in writing. If BlackRock is willing to render such services it shall notify the Company in writing whereupon, subject to such shareholder approval as may be required pursuant to Paragraph 10 hereof, such portfolio shall become a Fund hereunder and the compensation payable by such new Fund to BlackRock will be as agreed in writing at the time.

2.  Instructions.  With respect to Administration Services, BlackRock shall be entitled to rely upon any Oral Instruction or Written Instruction it receives pursuant to this Agreement. For purposes of this Agreement: (1) "Authorized Persons" means any officer of the Company and any other person duly authorized by the Company to provide oral or written instructions on behalf of the Company; (2) "Oral Instructions" means oral instructions received by BlackRock to whom the instruction is addressed from an Authorized Person or a person reasonably believed by BlackRock to be an Authorized Person (BlackRock may, in its sole discretion in each separate instance, consider and rely upon instructions it receives from an Authorized Person (or a person reasonably believed by BlackRock to be an Authorized Person) via electronic mail as Oral Instructions); and (3) "Written Instructions" means (i) written instructions received by BlackRock to whom the instruction is addressed and signed by an Authorized Person or a person reasonably believed by BlackRock to be an Authorized Person or (ii) trade instructions received by BlackRock to whom the trade instruction is addressed if the trade instruction was transmitted by means of an electronic transaction reporting system which requires the use of a password or other authorized identifier in order to gain access. Written Instructions may be delivered electronically (provided that instructions delivered via electronic mail shall be treated as set forth under the definition of "Oral Instructions" above) or by hand, mail or facsimile sending device. The Company agrees to forward to BlackRock to whom it sends an Oral Instruction a confirming Written Instruction so that BlackRock receives the confirming Written Instruction by the close of business on the same day that such Oral Instruction is received; the fact that such confirming Written Instruction is not received by BlackRock or differs from the Oral Instruction shall in no way invalidate the transactions or enforceability of the transactions authorized by the Oral Instruction or BlackRock ability to rely upon such Oral Instruction.

3.  Right to Receive Advice. With respect to Administration Services, if BlackRock is in doubt as to any action it should or should not take, it may request directions or advice, including Oral Instructions or Written Instructions, from or on behalf of the Company. With respect to Administration Services, if BlackRock shall be in doubt as to any question of law pertaining to any action it should or should not take, it may request advice at its own cost from such counsel of its own choosing (who may be counsel for the Company or BlackRock, at the option of BlackRock). In the event of a conflict between such directions or advice or such Oral Instructions or Written Instructions BlackRock receives from or on behalf of the Company, and such advice it receives from counsel, BlackRock shall be entitled to rely upon and follow the advice of counsel. BlackRock shall be indemnified by the Company and without liability for any action it takes or does not take with respect to Administration Services in reasonable reliance upon directions or advice or Oral Instructions or Written Instructions it receives from or on behalf of the Company or from counsel and which BlackRock believes, in good faith, to be consistent with those directions or advice or Oral Instructions or Written Instructions. Nothing in this Section shall be construed so as to impose an obligation upon BlackRock to seek such directions or advice or Oral Instructions or Written Instructions.

4.  Administration Services and Duties. BlackRock will perform the administration and accounting services set forth below. BlackRock is responsible only for the services that it has specifically agreed to provide in the Agreement, and not for any other services.

a.  Subject to the supervision and control of the Company's Board of Trustees, BlackRock shall assist in supervising all aspects of the Funds' operations, other than (i) those services to be performed by the custodian pursuant to the Company's Custodian Agreement, as amended from time to time, (ii) those services to be performed by the distributor pursuant to the Company's Distribution Agreement, as amended from time to time, (iii) those services to be performed by the transfer agent pursuant to the Company's Transfer Agency Agreement, as amended from time to time, and (iv) those services provided under the Company's shareholder service and distribution plans relating to the respective classes of shares of the Company's investment portfolios and any amended or successor plans (each a "Plan").

b.  Without limiting the generality of Section 4(a), BlackRock shall provide the following services to the Funds (or to individual share classes as indicated below):

(1)  The oversight and coordination of the performance of each of the service providers to the Company, including without limitation, its sub-advisers (if any), other administrators and sub-administrators (if any), transfer agent, custodian, distributor, shareholder servicing agents, legal counsel and independent auditors;

(2)  Acting as liaison between the Company's Board of Trustees and its service providers;

(3)  Assisting in the preparation of materials for meetings of the Company's Board of Trustees and shareholders;

(4)  Providing general ongoing business management and support services in connection with the Company's operations;

(5)  After consultation with the distributor and counsel for the Company, determining the jurisdictions in which the Funds' shares shall be registered or qualified for sale;

(6)  Assisting in monitoring of regulatory and legislative developments which may affect the Funds; assisting in counseling the Funds with respect to regulatory examinations or investigations; and working with the Company's counsel in connection with regulatory matters or litigation;

(7)  Participating to the extent reasonably requested by the Company and its counsel in the periodic updating of the Company's registration statement;

(8)  Compiling data and accumulating information for and coordinating with the Company's Treasurer or Assistant Treasurer the preparation of reports to shareholders of record and the Commission;

(9)  Filing with the Commission and other federal and state agencies, subject to the approval of the Company's Treasurer or Assistant Treasurer, reports and documents other than those reports and documents required to be filed by the Company's custodian or transfer agent;

(10)  Monitoring, and assisting in developing, compliance procedures for each of the Funds, which will include without limitation, procedures to monitor compliance with each Fund's investment objective, policies and limitations, tax matters, and applicable laws and regulations;

(11)  Monitoring the Fund's expenses;

(12)  With respect to all share classes of each Fund, providing information and distributing written communications concerning the particular class of shares to their shareholders of record; handling shareholder problems and calls;

(13)  With respect to certain share classes of each Fund, supervising the services of individuals ("shareholder representatives") whose principal responsibility and function shall be to preserve and strengthen the Company's relationships with the shareholders of such class;

(14)  With respect to certain share classes of each Fund, monitoring the Company's arrangements with respect to services provided by certain institutional shareholders ("Service Organizations") under a Plan, including monitoring and reviewing the services rendered by Service Organizations to their customers who beneficially own shares of such class, pursuant to agreements between the Company and such Service Organizations ("Servicing Agreements"); reviewing the qualifications of Service Organizations wishing to enter into Servicing Agreements with the Company; assisting in the execution and delivery of Servicing Agreements; monitoring the operations of the Plans; monitoring the activities of the Company's transfer agent relating to the calculation of front-end sales charges (if applicable) and contingent deferred sales charges (if applicable) payable in connection with the purchase and redemption of shares, and the payment of all such sales charges to the Company's distributor or others (subject to the applicable limitations of the National Association of Securities Dealers, Inc. on asset-based sales charges); reporting to the Company's Board of Trustees with respect to the amounts paid or payable by the Company from time to time under the Plans and the nature of the services provided by Service Organizations; and maintaining appropriate records in connection with such duties;

(15)  With respect to certain share classes of each Fund, monitoring the Company's arrangements with respect to institutional investors and financial intermediaries ("Participating Institutions") purchasing shares on behalf of their customers and program participants, including monitoring and reviewing services rendered by Participating Institutions to their customers; providing and supporting customized purchase and redemption procedures; providing specialized performance reporting as required by Participating Institutions; and monitoring the percentage investment by Participating Institutions which are investment companies for purposes of compliance with 1940 Act limitations;

(16)  With respect to certain share classes of each Fund, maintaining the Company's relationships with third-party industry data services, such as NASDAQ and Lipper Analytical Services, and reporting to such services with respect to ticker symbols, performance information and other information regarding the Funds, as appropriate;

(17)  With respect to certain share classes of each Fund, monitoring the investor programs that are offered from time to time in connection with such class of shares;

(18)  With respect to all share classes of each Fund, providing oversight and related support services that are intended to ensure the delivery of quality service to the shareholders of such class;

(19)  Administering all activities concerning the installation, maintenance, monitoring and inventory control of software developed and maintained by BlackRock and used by certain shareholders of the Company to facilitate shareholder access to the Company and related shareholder services (herein called the "Computer Access Program"). BlackRock shall provide the Trustees of the Company with such reports, statistics and other information as they may from time to time reasonably request in order to evaluate the Computer Access Program administered by BlackRock pursuant to this Section 4(b)(19) and BlackRock's determination as to the costs that are reimbursable by each of the Funds;

(20)  With respect to all share classes of each Fund, providing such other similar services set forth in items 12 to 19 above as the Company may reasonably request;

(21)  With respect to certain share classes of each Fund, providing personnel and supervising a facility to receive purchase and redemption orders via the Company's toll-free in-WATS telephone lines and transmitting such requests to the Company's transfer agent as promptly as practicable;

(22)  Journalizing investment, capital share and income and expense activities;

(23)  Verifying investment buy/sell trade tickets when received from investment advisory personnel and transmitting trades to the Fund's custodian (the "Custodian") for proper settlement;

(24)  Maintaining individual ledgers for investment securities;

(25)  Maintaining historical tax lots for each security;

(26)  Reconciling cash and investment balances of a Fund with the Custodian, and providing investment advisory personnel with the beginning cash balance available for investment purposes;

(27)  Updating the cash availability throughout the day as required by investment advisory personnel;

(28)  Posting to and preparing the Statement of Assets and Liabilities and the Statement of Operations for the annual and semi-annual shareholder reports;

(29)  Calculating various contractual expenses (e.g., management fees);

(30)  Upon receipt of necessary information from the Company, assisting in the monitoring and budgeting of expense accruals;

(31)  Controlling all disbursements and authorizing such disbursements upon receipt of electronic mail instructions or Written Instructions;

(32)  Calculating capital gains and losses in accordance with the relevant Fund's Prospectus and resolutions of the Company's Board of Trustees;

(33)  Determining net income in accordance with the relevant Fund's Prospectus and resolutions of the Company's Board of Trustees;

(34)  Obtaining security market quotes from independent pricing sources approved by BlackRock, or if such quotes are unavailable, then obtaining such prices from BlackRock, and in either case calculating the market value of the Fund's investments;

(35)  Transmitting or mailing a copy of the daily portfolio valuation to investment advisory personnel;

(36)  Computing net asset value;

(37)  As appropriate, computing yields, total return, expense ratios, portfolio turnover rate, and, if required, portfolio average dollar-weighted maturity;

(38)  Preparing quarterly broker security transactions summaries;

(39)  Preparing monthly security transaction listings;

(40)  Supplying various normal and customary Fund and Company statistical data as requested on an ongoing basis;

(41)  Preparing for execution and filing the Company's Federal and state tax returns;

(42)  With the assistance of Company officers and counsel, preparing and filing the Company's Semi-Annual Reports with the Commission on Form N-SAR;

(43)  With the assistance of Company officers and counsel, preparing and filing the Company's Semi-Annual Reports with the Commission on Form N-CSR;

(44)  With the assistance of Company officers and counsel, preparing and filing with the Commission the Company's annual and semi-annual shareholder reports;

(45)  With the assistance of Company officers and counsel, preparing and filing the Company's quarterly portfolio holdings with the Commission on Form N-Q;

(46)  With the assistance of Company officers and counsel, preparing and filing the Company's annual report of proxy voting record on Form N-PX;

(47)  Assisting in the preparation of registration statements and other filings relating to the registration of the Company's shares;

(48)  Monitoring each Fund's status as a regulated investment company under Sub-Chapter M of the Internal Revenue Code of 1986, as amended;

(49)  Monitoring the Company's compliance with the amounts and conditions of each state blue sky qualification, and filing documentation with such states as the Company shall direct relating to the initial or ongoing registration or qualification of shares in such states;

(50)  With the assistance of Company officers and counsel, preparing for execution and filing the Company's Form 24F-2;

(51)  Acting as liaison with the Company's independent public accountants, and providing account analyses, fiscal year summaries and other audit related schedules with respect to each Fund. BlackRock shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion, as such may be reasonably required by the Company from time to time;

(52)  With respect to certain share classes of each Fund, calculating the amount of fees payable with respect to the applicable Plan on a daily basis and upon instruction from the Company remitting such fees pursuant to such Plan;

(53)  With respect to various share classes of each Fund, calculating and reporting to third party industry data services (e.g., NASDAQ and Lipper Analytical Services) certain performance and other information;

(54)  Providing to the Company the data repository and analytics suite services as set forth on Exhibit Y attached hereto and made a part hereof (as such Exhibit Y may be amended from time to time), subject to the terms of this Agreement and the terms set forth in such Exhibit Y. Persons who are Company "Authorized Users" to access the data repository and analytics suite services shall be authorized by BlackRock from time to time to access the data repository and analytics suite in connection with this Agreement;

(55)  With respect to all share classes of each Fund, providing for the preparation, supervision and mailing of confirmations for all purchase and redemption orders to shareholders of record;

(56)  With respect to all share classes of each Fund, providing for the operation of an automated data processing system to process purchase and redemption orders;

(57)  With respect to all share classes of each Fund, providing for the maintenance of a procedure external to the transfer agent's system to reconstruct lost purchase and redemption data;

(58)  In compliance with the requirements of Rule 31a-3 under the 1940 Act, BlackRock agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. Copies of any such records maintained by BlackRock will be provided by BlackRock to the Company upon the Company's reasonable request and at the Company's expense. BlackRock further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under said Act but only to the extent that such records necessarily and specifically relate to the services required to be performed by BlackRock hereunder;

(59)  With respect only to the services designated to it hereunder, (i) in the event of equipment failures affecting the services designated to BlackRock hereunder BlackRock shall, at no additional expense to the Company, take reasonable steps to minimize service interruptions but shall have no liability with respect thereto and (ii) BlackRock shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available;

(60)  Provide information and documentation relating to the Company or other assistance relating to such information and documentation as the Company may reasonably request to help the Company respond to any government or regulatory request, including but not limited to a subpoena or request for information, provided, however, that if responding to such a request would cause an undue burden on BlackRock or would cause BlackRock to bear undue expense, BlackRock at its option may decline such request or shall be entitled to such fees or reimbursement of expense as agreed to by the Company and BlackRock;

(61)  Provide such information relating to the Company as the Company may reasonably request in connection with the services provided by BlackRock to the Company pursuant to this Agreement, provided, however, that if responding to such a request would cause an undue burden on BlackRock or would cause BlackRock to bear undue expense, BlackRock at its option may decline such request or shall be entitled to such fees or reimbursement of expense as agreed to by the Company and BlackRock; and

(62)  Provide such additional services to the Company pursuant to this Agreement as shall be agreed in writing between the Company and BlackRock from time to time.

5.  Investment Advisory Services and Duties. Subject to the supervision of the Board of Trustees of the Company, BlackRock will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. BlackRock will determine from time to time what securities and other investments will be purchased, retained or sold by the Company for each of its Funds. BlackRock will provide the services rendered by it hereunder in accordance with the investment objective and policies of each of the Funds as stated in their respective Prospectuses. BlackRock further agrees that it:

a.  will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the "Rules"), and will in addition conduct its activities under this Agreement in accordance with all other applicable laws; and

b.  will maintain all books and records with respect to the securities transactions of the Funds, keep their respective books of account and will render to the Company's Board of Trustees such periodic and special reports as the Board may request.

6.  Sub-Contractors. It is understood that BlackRock may, if it deems it desirable, from time to time employ such person or persons as BlackRock believes to be capable of assisting in the performance of its obligations under this Agreement (each a "Sub-Contractor") and to terminate the services of any such person; provided, however, that the compensation of such person or persons shall be paid by BlackRock and that BlackRock shall be as fully responsible to the Company for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Contractor shall be approved by the trustees and shareholders to the extent required by the 1940 Act. In the event of a breach by a Sub-Contractor of any agreement with BlackRock

(a "Sub-Contract"): BlackRock will use its best efforts to recover from such Sub-Contractor to the full extent permitted under such Sub-Contract; and BlackRock will pay to the Company any such recovery it receives from such Sub-Contractor to the extent attributable to losses incurred by the Company.

7.  Expenses Assumed. BlackRock will bear all expenses incurred by it in performing the services and duties designated to it under this Agreement, except as otherwise expressly provided herein. Other expenses to be incurred in the operation of the Funds, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and trustees who are not officers, directors, shareholders or employees of BlackRock (other than the Company's Chief Compliance Officer), or the distributor for the Funds, Commission fees and state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of outside pricing services, costs of maintaining corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Funds, costs of shareholders' reports and corporate meetings and any extraordinary expenses, will be borne by the Company, provided, however, that the Company will not bear, directly or indirectly, the cost of any activity which is primarily intended to result in the sale of shares of the Funds otherwise than pursuant to any applicable distribution plan adopted by the Company.

In addition, if the expenses borne by any Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which the Shares are registered or qualified for sale to the public, BlackRock shall reimburse such Fund for one-half of any excess up to the amount of the fees payable by the particular Fund to it during such fiscal year pursuant to Section 8 hereof; provided, however, that notwithstanding the foregoing, BlackRock shall reimburse such Fund for one-half of such excess expenses regardless of the amount of such fees payable to it during such fiscal year to the extent that the securities regulations of any state in which the Shares are registered or qualified for sale so require.

8.  Compensation.

a.  For the services provided pursuant to Sections 4 and 5 above, the Company will pay to BlackRock a fee, computed daily and payable monthly, as described in the fee schedule attached as Appendix B. The fee attributable to each Fund shall be the several (and not the joint or joint and several) obligation of each such Fund.

b.  The Company will also reimburse BlackRock monthly for its reasonable out-of-pocket expenses incurred in administering the Computer Access Program pursuant to the provisions of Section 4(b)(19) above, provided that BlackRock will not be reimbursed for any costs: (i) which exceed the current budget for the Computer Access Program approved by the Company's Board of Trustees; (ii) which directly or indirectly finance any activity primarily intended to result in the sale of shares; or (iii) which BlackRock has not reasonably determined are in the best interests of the Company and its shareholders.

c.  With respect to Administration Services, the Company will also reimburse BlackRock monthly for its reasonable out-of-pocket expenses incurred on a Fund's behalf, including, but not limited to, postage, telephone, telex, overnight express charges, deconversion costs (unless otherwise agreed), costs to obtain independent security market quotes, record retention/storage, negotiated time and materials for development and programming materials (if applicable), travel expenses and other miscellaneous fees incurred on behalf of a Fund.

d.  With respect to Advisory Services, during the term of this Agreement, BlackRock will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Funds.

e.  Any fee or out-of-pocket expenses not paid within 30 days of the date of the original invoice shall be charged a late payment fee of 1% per month until payment of the same are received.

f.  The fee for the period from the date hereof until the end of that year shall be prorated according to the proportion which such period bears to the full annual period.

9.  Proprietary and Confidential Information. BlackRock shall keep confidential any information relating to the Company's business and shall not use such confidential information for any purpose other than in connection with its performance under this Agreement and the Company shall keep confidential any information relating to BlackRock's business and shall not use such confidential information for any purpose other than in connection with its performance under this Agreement. Information subject to such confidentiality obligations shall include (a) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finances, operations, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Company (with respect to BlackRock's confidentiality obligations) or BlackRock (with respect to the Company's confidentiality obligations); (b) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Company (with respect to BlackRock's confidentiality obligations) or BlackRock (with respect to the Company's confidentiality obligations) a competitive advantage over its competitors; (c) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, and trade secrets, whether or not patentable or copyrightable; and (d) anything designated as confidential. Notwithstanding the foregoing, information shall not be subject to the foregoing obligations set forth in this Section if: (a) it was already known to the receiving party at the time it was obtained; (b) it is or becomes publicly known or available through no wrongful act of the receiving party, (c) it was rightfully received from a third party who, to the best of the receiving party's knowledge, was not under a duty of confidentiality; (d) it is released by the protected party to a third party without restriction; (e) it is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party will provide the protected party written notice of such requirement, to the extent such notice is permitted); (f) release of such information by BlackRock is necessary in connection with the provision of BlackRock's services under this Agreement; (g) it is relevant to the defense of any claim or cause of action asserted against the receiving party; or (h) it has been or is independently developed or obtained by the receiving party.

10.  Limitation of Liability of BlackRock.

a.  BlackRock shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

b.  The provisions of this Section shall survive termination of this Agreement.

11.  Duration and Termination. This Agreement shall become effective with respect to a Fund upon such date as the parties hereto agree following approval of this Agreement by shareholders of such Fund. Unless sooner terminated as provided herein, the Management Agreement shall continue with respect to such Fund until March 31, 2008. Thereafter, if not terminated, this Agreement shall continue with respect to a Fund for successive annual periods ending on March 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Company or by vote of a majority of the outstanding voting securities of such Fund; provided, however, that this Agreement may be terminated with respect to a Fund by the Company at any time, without the payment of any penalty, by the Board of Trustees of the Company or by vote of a majority of the outstanding voting securities of such Fund, on 60 days' written notice to BlackRock, or by BlackRock at any time, without payment of any penalty, on 90 days' written notice to the Company. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such term have in the 1940 Act.)

12.  Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting a Fund shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of such Fund.

13.  Notices. Notices shall be addressed if to the Company at 100 Bellevue Parkway, Wilmington, DE 19809, Attention: Rodney Johnson with a copy to Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, Attention: Michael P. Malloy, or at or at such other address or to such other individual as shall be so specified by the Company to BlackRock. Notices shall be addressed if to BlackRock at BlackRock Institutional Management Corporation, 40 East 52nd Street, New York, New York 10022, Attention: Robert Connolly, Esq. or at such other address or to such other individual as shall be so specified by BlackRock to the Company.

14.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.  Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

16.  Miscellaneous.

a.  Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties.

b.  No Representations or Warranties. Except as expressly provided in this Agreement, BlackRock hereby disclaims all representations and warranties, express or implied, made by it to the Company or any other person, including, without limitation, any warranties regarding quality, suitability, merchantability, fitness for a particular purpose or otherwise (irrespective of any course of dealing, custom or usage of trade), of any services or any goods provided incidental to services provided by it under this Agreement. BlackRock disclaims any warranty of title or non-infringement except as otherwise set forth in this Agreement.

c.  No Changes that Materially Affect Obligations. Notwithstanding anything in this Agreement to the contrary, the Company agrees that no modifications to its registration statement and no policies which it may adopt or resolutions which the Board may adopt will affect materially the obligations or responsibilities of BlackRock hereunder without the prior written approval of BlackRock, which approval shall not be unreasonably withheld or delayed.

d.  Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

e.  Information. The Company will provide such information and documentation as BlackRock may reasonably request in connection with services provided by BlackRock to the Company.

f.  Governing Law. This Agreement shall be deemed to be a contract made in Delaware and governed by Delaware law, without regard to principles of conflicts of law.

g.  Partial Invalidity. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Notwithstanding the foregoing sentence, if any provision of this Agreement relating directly or indirectly to the term of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the parties shall immediately negotiate in good faith in order to agree upon a new provision which is either (i) the economic equivalent of the invalid provision or (ii) acceptable to the party adversely affected by the invalidity of the prior provision.

h.  Facsimile Signatures. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

i.  Customer Identification Program Notice. To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. Federal law requires each financial institution to obtain, verify and record certain information that identifies each person who initially opens an account with that financial institution on or after October 1, 2003. Certain of BlackRock affiliates are financial institutions, and BlackRock may, as a matter of policy, request (or may have already requested) the Company's name, address and taxpayer identification number or other government-issued identification number, and, if such party is a natural person, that party's date of birth.

BlackRock may also ask (and may have already asked) for additional identifying information, and BlackRock may take steps (and may have already taken steps) to verify the authenticity and accuracy of these data elements.

j.  Systems. BlackRock shall retain title to and ownership of any and all of its own data bases, computer programs, screen formats, report formats, interactive design techniques, derivative works, inventions, discoveries, patentable or copyrightable matters, concepts, expertise, patents, copyrights, trade secrets, and other related legal rights utilized by BlackRock in connection with the services provided by BlackRock to the Company.

k.  Liability of Trustees, etc. Reference is hereby made to the Declaration of Trust which contains certain provisions limiting the liability of the Board of Trustees, shareholders, officers, employees and agents of the Company. The obligations of the Company created hereunder are not personally binding upon, nor shall resort be had to the property of, any of the Board of Trustees, shareholders, officers, employees or agents of the Company. In addition, only the Company property included in the Fund which incurs any liability shall be used to pay such liability.

l.  Legal Advice. Notwithstanding anything in this Agreement to the contrary, the services of BlackRock neither constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of the Company or any other person.

m.  Services Not Exclusive. The services rendered by BlackRock hereunder are not to be deemed exclusive, and BlackRock shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of , 200 .

BLACKROCK LIQUIDITY FUNDS

By: Name: Title:

BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

By: Name: Title:

APPENDIX A
to the
Management Agreement between BlackRock Liquidity Funds
and BlackRock Institutional Management Corporation

TempFund (all classes)
TempCash (all classes)
FedFund (all classes)
T-Fund (all classes)
Federal Trust Fund (all classes)
Treasury Trust Fund (all classes)
MuniFund (all classes)
MuniCash (all classes)
California Money Fund (all classes)
New York Money Fund (all classes)

APPENDIX B
to the
Management Agreement between BlackRock Liquidity Funds
and BlackRock Institutional Management Corporation

FEE SCHEDULE

Asset Based Fee:

The following annual fee shall be computed daily based upon each Fund's average daily net assets and paid monthly:

Fund	TempFund	TempCash, MuniFund and MuniCash	California Money Fund and New York Money
Management Fee	.350% of the first $1 billion	.350% of the first $1 billion	.375% of the first $1 billion
	.300% of the next $1 billion	.300% of the next $1 billion	.350% of the next $1 billion
	.250% of the next $1 billion	.250% of the next $1 billion	.325% of the next $1 billion
	.200% of the next $1 billion	.200% of the next $1 billion	.300% of amounts in excess of $3 billion.
	.195% of the next $1 billion	.195% of the next $1 billion
	.190% of the next $1 billion	.190% of the next $1 billion
	.180% of the next $1 billion	.185% of the next $1 billion
	.175% of the next $1 billion	.180% of amounts in excess of $7 billion.
	.170% of amounts in excess of $8 billion.		`

The following annual fee shall be computed daily and paid monthly:

FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund

Calculation A	Calculation B
.175% of the first $1 billion**	.175% of the first $1 billion*
.150% of the next $1 billion**	.150% of the next $1 billion*
.125% of the next $1 billion**	.125% of the next $1 billion*
.100% of the next $1 billion**	.100% of amounts in excess of $3 billion.*
.095% of the next $1 billion**
.090% of the next $1 billion**
.085% of the next $1 billion**
.080% of amounts in excess of $7 billion.**

The Management Fee is equal to Calculation A plus Calculation B.

**Based on the combined average net assets of the FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund.

*Based on the average net assets of each portfolio.

Cost of Access to Data Repository and Analytics Suite:

Waived.

EXHIBIT Y

Data Repository and Analytics Suite Services

1.  BlackRock Services. BlackRock will:

(a)  Provide for Internet access to an accounting data repository and analytics suite that provides mutual fund accounting data at a site operated by a sub-contractor (the "Site") for Company portfolio data otherwise supplied by a sub-contractor to Company service providers via other electronic and manual methods. Types of information to be provided on the Site include: (i) data relating to portfolio securities, (ii) general ledger balances and (iii) net asset value-related data, including NAV and net asset, distribution and yield detail (collectively, the "Accounting Services").

(b)  Supply each of the Authorized Users (as defined in Section 4(b)(54) of the Agreement) (the "Users") with a logon ID and Password;

(c)  Provide to Users access to the information listed in (a) above using standard inquiry tools and reports. With respect to the Accounting Services, Users will be able to modify standard inquiries to develop user-defined inquiry tools; however, BlackRock will review computer costs for running user-defined inquiries and may assess surcharges for those requiring excessive hardware resources. In addition, costs for developing custom reports or enhancements will be billed separately to and payable by the Company;

(d)  Utilize a form of encryption that is generally available to the public in the U.S. for standard Internet browsers and establish, monitor and verify firewalls and other security features (commercially reasonable for this type of information and these types of users) and exercise commercially reasonable efforts to attempt to maintain the security and integrity of the Site; and

(e)  Monitor the telephone lines involved in providing the Accounting Services and inform the Company promptly of any malfunctions or service interruptions.

2.  Duties of the Company and the Users. The Company and the Users (to the extent applicable) will:

(a)  Provide and maintain a web browser supporting Secure Sockets Layer 128-bit encryption; and

(b)  Keep logon IDs and passwords confidential and notify BlackRock immediately in the event that a logon ID or password is lost, stolen or if the Company has reason to believe that the logon ID and password are being used by an unauthorized person.

3.  Limitations of Liability.

(a)  Nothing in this Section 3 shall in any way serve to limit any limitation of liability provision otherwise applicable to BlackRock under the Agreement.

(b)  The Company acknowledges that the Internet is an "open," publicly accessible network and not under the control of any party. BlackRock's provision of Accounting Services is dependent upon the proper functioning of the Internet and services provided by telecommunications carriers, firewall providers, encryption system developers and others. The Company agrees that BlackRock shall not be liable in any respect for the actions or omissions of any third party wrongdoers (i.e., hackers not employed by such party or its affiliates) or of any third parties involved in the Accounting Services and shall not be liable in any respect for the selection of any such third party, unless that selection constitutes a breach of BlackRock's standard of care under the Agreement.

(c)  Without limiting the generality of the foregoing or any other provisions of this Exhibit or the Agreement, BlackRock shall not be liable for delays or failures to perform any of the Accounting Services or errors or loss of data occurring directly or indirectly by reason of circumstances beyond BlackRock's reasonable control, including without limitation functions or malfunctions of the Internet or telecommunications services, firewalls, encryption systems or security devices occurring directly or indirectly by reason of circumstances beyond BlackRock's reasonable control or by reason of laws or regulations imposed after the effective date of this Exhibit.

4.  Duration, Termination and Changes to Terms.

(a)  BlackRock shall have the right at any time to provide notice to the Company of changes to the terms set forth in this Exhibit or otherwise relating to the data repository and analytics suite. Such changes will become effective and bind the parties hereto after sixty (60) days from the date BlackRock notifies the Company of such changes, unless the Company terminates this Exhibit pursuant to Section 4(b) below or the parties agree otherwise at such time.

(b)  The Company or BlackRock may terminate this Exhibit upon sixty (60) days' prior written notice to the other.

5.  Miscellaneous. In the event of a conflict between specific terms of this Exhibit and the balance of the Agreement, this Exhibit shall control as to matters relating to the data repository and analytics suite.

PX-LIQ

BLACKROCK LIQUIDITY FUNDS — TEMPFUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 6:00 p.m. Eastern Time OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — TEMPFUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

Co-owner sign here

Date

☐ Check here if you plan to attend the Meeting.
( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — TEMPFUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the Management Agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of TEMPFUND, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

BLACKROCK LIQUIDITY FUNDS — TEMPFUND

BLACKROCK LIQUIDITY FUNDS — TEMPCASH

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 6:00 p.m. Eastern Time OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — TEMPCASH

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

Co-owner sign here

Date

☐ Check here if you plan to attend the Meeting.
( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — TEMPCASH

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the Management Agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of TEMPCASH, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

BLACKROCK LIQUIDITY FUNDS — TEMPCASH

BLACKROCK LIQUIDITY FUNDS — FEDFUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 6:00 p.m. Eastern Time OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — FEDFUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

Co-owner sign here

Date

☐ Check here if you plan to attend the Meeting.
( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — FEDFUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the Management Agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of FEDFUND, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

BLACKROCK LIQUIDITY FUNDS — FEDFUND

BLACKROCK LIQUIDITY FUNDS — T-FUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 6:00 p.m. Eastern Time OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — T-FUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

Co-owner sign here

Date

☐ Check here if you plan to attend the Meeting.
( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — T-FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the Management Agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of T-FUND, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

BLACKROCK LIQUIDITY FUNDS — T-FUND

BLACKROCK LIQUIDITY FUNDS — FEDERAL TRUST FUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 6:00 p.m. Eastern Time OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — FEDERAL TRUST FUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

Co-owner sign here

Date

☐ Check here if you plan to attend the Meeting.
( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — FEDERAL TRUST FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the Management Agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of FEDERAL TRUST FUND, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

BLACKROCK LIQUIDITY FUNDS — FEDERAL TRUST FUND

BLACKROCK LIQUIDITY FUNDS — TREASURY TRUST FUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 6:00 p.m. Eastern Time OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — TREASURY TRUST FUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

Co-owner sign here

Date

☐ Check here if you plan to attend the Meeting.
( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — TREASURY TRUST FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the Management Agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of TREASURY TRUST FUND, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

BLACKROCK LIQUIDITY FUNDS — TREASURY TRUST FUND

BLACKROCK LIQUIDITY FUNDS — MUNIFUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 6:00 p.m. Eastern Time OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — MUNIFUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

Co-owner sign here

Date

☐ Check here if you plan to attend the Meeting.
( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — MUNIFUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the Management Agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of MUNIFUND, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

BLACKROCK LIQUIDITY FUNDS — MUNIFUND

BLACKROCK LIQUIDITY FUNDS — MUNICASH

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 6:00 p.m. Eastern Time OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — MUNICASH

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

Co-owner sign here

Date

☐ Check here if you plan to attend the Meeting.
( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — MUNICASH

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the Management Agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of MUNICASH, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

BLACKROCK LIQUIDITY FUNDS — MUNICASH

BLACKROCK LIQUIDITY FUNDS — CALIFORNIA MONEY FUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 6:00 p.m. Eastern Time OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — CALIFORNIA MONEY FUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

Co-owner sign here

Date

☐ Check here if you plan to attend the Meeting.
( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — CALIFORNIA MONEY FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the Management Agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of CALIFORNIA MONEY FUND, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

BLACKROCK LIQUIDITY FUNDS — CALIFORNIA MONEY FUND

BLACKROCK LIQUIDITY FUNDS — NEW YORK MONEY FUND

This Proxy is solicited by the Board of Trustees of BlackRock Liquidity Funds

Vote by Phone with a live representative, by Touch-Tone Phone, by Mail or via the Internet!

CALL:

To speak with a representative and vote your proxy by phone, call 1-800-591-8269 between 9:00 a.m. and 6:00 p.m. Eastern Time OR to use our touch tone voting service, call 1-866-458-9858 anytime and follow the directions.

LOG-ON:	Vote on the Internet at www.myproxyonline.com and follow the directions.

MAIL:	Return this signed proxy card in the enclosed envelope.

** YOUR PROXY CONTROL NUMBER IS PRINTED ON THE REVERSE SIDE **

The undersigned hereby appoints Brian P. Kindelan, William C. McGinley and Robert E. Putney, III (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of BlackRock Liquidity Funds (the “Trust”) to be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room at 10:30 a.m. Eastern time on August 15, 2006 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

DETACH HERE AND RETURN THIS PORTION

BLACKROCK LIQUIDITY FUNDS — NEW YORK MONEY FUND

Special Meeting of Shareholders — August 15, 2006

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Shareholder sign here

Co-owner sign here

Date

☐ Check here if you plan to attend the Meeting.
( person(s) will attend)

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

CONTROL NUMBER

BLACKROCK LIQUIDITY FUNDS — NEW YORK MONEY FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP TO AVOID

THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

This Proxy, if properly executed, will be voted as specified with respect to the actions to be taken on the following proposal. In the absence of any specification, this proxy will be voted “FOR” approval of the Management Agreement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

1.               To approve a new Management Agreement between the Trust, on behalf of NEW YORK MONEY FUND, and BlackRock Institutional Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

BLACKROCK LIQUIDITY FUNDS — NEW YORK MONEY FUND